Financial Risk Management and Fair Values Measurement	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Financial Risk Management and Fair Values Measurement
40	FINANCIAL RISK MANAGEMENT AND FAIR VALUES MEASUREMENT
Exposure to credit, liquidity, interest rate and foreign currency risks arises in the normal course of the Group’s business. The Group’s exposure to these risks and the financial risk management policies and practices used by the Group to manage these risks are described below:

(a)	Credit risk and concentration risk
The Group’s credit risk is primarily attributable to the financial assets in the balance sheet, which mainly include deposits with banks, WMPs (recorded in financial assets measured at FVPL), CB (recorded in financial assets measured at FVPL), accounts receivable, other receivables and other financial assets measured at amortized cost. The maximum exposure to credit risk is represented by the carrying amount of the financial assets.

(i)	Risk management
Substantially all the Group’s cash at banks, and bank deposits are deposited in financial institutions in the mainland of China and Hong Kong. The credit risk on liquid funds is limited as the majority of counterparties are financial institutions with high credit ratings assigned by international credit-rating agencies and large state-controlled financial institutions. The Group’s WMPs are issued by major domestic banks and other financial institutions investing in low risk underlying assets, which mainly consist of bank deposits, treasury bond, central bank bill, local government debt, corporate bond or debt with high credit ratings. CB are bonds with AAA credit rating bonds issued by SPD Bank. Other financial assets measured at amortized cost primarily include short-term loans and debt instrument investments with banks and financial institutions with high credit or short-term loans granted to China Tower, as such, the related credit risk is considered as immaterial.
The accounts receivable of the Group are primarily comprised of receivables due from customers and other telecommunications operators. Accounts receivable from individual customers are spread among an extensive number of customers and the majority of the receivables from individual customers are due for payment within one month from the date of billing. For corporate customers, the credit period granted by the Group is based on the service contract terms, normally not exceeding 1 year. Other receivables primarily comprise receivables due from deposits and guarantees. Management has a credit policy in place and the exposures to these credit risks are monitored on an ongoing basis, taking into account the counter parties’ financial position, the Group’s past experience and other factors. Meanwhile, concentrations of credit risk with respect to accounts receivables are limited due to the Group’s customer base being large and unrelated. As such, management considers the aggregate risks arising from the possibility of credit losses is limited and acceptable.

(ii)	Impairment of financial assets
The Group has 2 types of assets that are subject to expected credit loss model:

•	Accounts receivable and contract assets

•	Other financial assets measured at amortized cost
Accounts receivable and contract assets
The Group applies the simplified approach to measuring expected credit losses which uses a lifetime expected loss allowance for all accounts receivable and contract assets.
To measure the expected credit losses, accounts receivable have been grouped by amounts due from individual customers, corporate customers, and other miscellaneous customer groups based on similar credit risk characteristics and ages.
The expected loss rates are based on the payment profiles of sales over a period before December 31, 2021 or December 31, 2020 respectively and the corresponding historical credit losses experienced within this period. The Group’s expected loss rates are mainly determined based on the corresponding historical credit losses. The Group also has considered the expected changes in macroeconomic factors, such as Consumer Price Index (“CPI”), Producer Price Index (“PPI”) and Gross Domestic Product (“GDP”), and adjusted the historical loss rates based on expected changes in these factors accordingly to reflect current and forward-looking information affecting the ability of the customers to settle the receivables.

The expected credit loss as of December 31, 2021 and 2020 was determined as follows for each customers group of accounts receivables due from individual customers and corporate customers, respectively:

	Within	31 days to	91 days to	Over
	30 days	90 days	1 year	1 year
	Million	Million	Million	Million
As of December 31, 2021
Individual customers
Expected loss rate	2%	20%	80%	100%
Gross carrying amount	2,943	790	1,518	1,420
Loss allowance	(59)	(158)	(1,214)	(1,420)

	Within	181 days	1 year	2 years	Over 3
	180 days	to 1 year	to 2 years	to 3 years	years
	Million	Million	Million	Million	Million
As of December 31, 2021
Corporate customers
Expected loss rate	3%	25%	65%	85%	100%
Gross carrying amount	15,403	6,315	4,237	2,353	2,072
Loss allowance	(462)	(1,579)	(2,754)	(2,000)	(2,072)

	Within	31 days to	91 days to	Over
	30 days	90 days	1 year	1 year
	Million	Million	Million	Million
As of December 31, 2020
Individual customers
Expected loss rate	2%	20%	80%	100%
Gross carrying amount	3,112	846	1,772	1,531
Loss allowance	(62)	(169)	(1,418)	(1,531)

	Within	181 days	1 year	2 years	Over 3
	180 days	to 1 year	to 2 years	to 3 years	years
	Million	Million	Million	Million	Million
As of December 31, 2020
Corporate customers
Expected loss rate	3%	25%	65%	85%	100%
Gross carrying amount	15,405	6,048	3,361	1,433	1,438
Loss allowance	(462)	(1,512)	(2,185)	(1,218)	(1,438)

As

of December 31, 202
1
and 202
0
, the expected loss rates for contract assets are from
2
% to
5
%.
The expected credit loss of the receivables from other customers is insignificant.
Expected credit impairment losses on accounts receivable are presented within other operating expenses. Subsequent recoveries of amounts previously written off are credited against the same line item. Individual receivables which were known to be uncollectible were written off by reducing the carrying amount directly.
Other financial assets measured at amortized cost
Other financial assets measured at amortized cost include cash and cash equivalents, bank deposits, restricted bank deposits, other receivables, short-term loans, debt instrument investments and amount due from ultimate holding company, etc. They are considered to be of low credit risk and the relevant expected credit loss is insignificant.

(b)	Liquidity risk
Liquidity risk refers to the risk that funds will not be available to meet liabilities as they fall due, and results from timing and amount mismatches of cash inflow and outflow. The Group maintains sufficient cash balances and bank deposits (which are readily convertible to known amounts of cash) to meet its funding needs, including working capital, payments for short-term deposits of CMCC Group received by China Mobile Finance, dividend payments and capital expenditures, etc.
The following table sets out the remaining contractual maturities at the balance sheet date of the Group’s financial liabilities, which are based on the undiscounted cash flows (including interest payments computed using contractual rates or, if floating, based on prevailing rates at the balance sheet date) and the earliest date the Group would be required to repay:

	Carrying amount	Total contractual undiscounted cash flow	Within 1 year or on demand	More than 1 year but less than 3 years	More than 3 years but less than 5 years	More than 5 years
	Million	Million	Million	Million	Million	Million
As of December 31, 2021
Accounts payable	152,712	152,712	152,712	—	—	—
Bills payable	12,747	12,747	12,747	—	—	—
Accrued expenses and other payables	264,545	264,545	264,545	—	—	—
Amount due to ultimate holding company	23,478	23,478	23,478	—	—	—
Lease liabilities	56,981	61,776	26,519	19,875	8,552	6,830
Other non-current liabilities	373	425	—	78	75	272

	510,836	515,683	480,001	19,953	8,627	7,102

	Carrying amount	Total contractual undiscounted cash flow	Within 1 year or on demand	More than 1 year but less than 3 years	More than 3 years but less than 5 years	More than 5 years
	Million	Million	Million	Million	Million	Million
As of December 31, 2020
Accounts payable	167,990	167,990	167,990	—	—	—
Bills payable	4,561	4,561	4,561	—	—	—
Accrued expenses and other payables	200,952	200,952	200,952	—	—	—
Amount due to ultimate holding company	26,714	26,714	26,714	—	—	—
Lease liabilities	66,633	72,291	23,780	22,927	17,513	8,071
Other non-current liabilities	460	479	—	67	70	342

	467,310	472,987	423,997	22,994	17,583	8,413

(c)	Interest rate and fair value risk
The Group consistently monitors the current and potential fluctuation of interest rates in managing the interest rate risk on a reasonable level. As of December 31, 2021, the Group did not have any interest-bearing borrowings at variable rates, but had RMB19,165 million (as of December 31, 2020: RMB26,706 million) of short-term bank deposits placed by CMCC, which were at fixed rate and expose the Group to fair value interest rate risk. The Group determines the amount of its fixed rate borrowings depending on the prevailing market condition. Management does not expect fair value interest rate risk to be high as the interest involved will not be significant.
As of December 31, 2021, total cash and bank deposits balances of the Group amounted to RMB342,201million (as of December 31, 2020: RMB334,777 million), interest-bearing other financial assets measured at amortized cost amounted to RMB34,426 million (as of December 31, 2020: RMB36,837 million), certificates of deposits amounted to RMB10,010 million (as of December 31, 2020: RMB15,000 million) and WMPs, monetary funds and other investment products amounted to RMB199,741 million (as of December 31, 2020: RMB117,289 million). The interest and other income generated by the assets mentioned above for 2021 was RMB 16,361 million (2020: RMB14,332 million) and the average interest rate was 3.00% (2020: 3.02%). Assuming the total cash and bank balances, interest-bearing receivables and WMPs are stable in the coming year and interest rate increases/decreases by 100 basis points, the profit for the year and total equity would approximately increase/decrease by RMB4,396 million (2020: RMB3,779 million).
The carrying amount of the financial instruments carried at amortized cost are not materially different from their respective fair values at the balance sheet dates due to the short-terms or repayable on demand nature.

(d)	Foreign currency risk
The Group has foreign currency risk as certain cash and deposits with banks are denominated in foreign currencies, principally Hong Kong dollars and US dollars that is different from the functional currency of the respective group entities. As the amount of the Group’s foreign currency cash and deposits with banks represented 1.8% (2020: 3.1%) of the total cash and deposits with banks, the Group considered the related foreign currency risk was immaterial.